UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K/A
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2015
________________________________________________________________________________
UNDER ARMOUR, INC.
(Exact name of registrant as specified in its charter)
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 17, 2015, Under Armour, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on that date, the Company closed its acquisition of MyFitnessPal, Inc. (“MFP”). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of MFP and the unaudited pro forma condensed combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to those items.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited financial statements of MFP for the year ended December 31, 2014 are filed herewith as Exhibit 99.1. The consent of Moss Adams LLP, MFP’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and MFP for the year ended December 31, 2014 are filed herewith as Exhibit 99.2.

(d)    Exhibits.

Exhibit No.	Exhibit

23.1	Consent of Moss Adams LLP, independent auditor of MFP.

99.1	Audited consolidated financial statements of MFP for the year ended December 31, 2014.

99.2	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: May 1, 2015	By:	/s/ BRAD DICKERSON
Brad Dickerson
Chief Operating Officer and Chief Financial Officer